UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report:
August 9, 2005

(Date of earliest event reported)
Biogen Idec Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19311	33-0112644

(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
14 Cambridge Center
Cambridge, Massachusetts 02142
(Address of principal executive offices, including zip code)
(617) 679-2000

(Registrant’s telephone number, including area code)
Not Applicable

Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS.
On August 9, 2005, Biogen Idec Inc. publicly disseminated a press release announcing an update of its safety evaluation of TYSABRI® (natalizumab). The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(c)	Exhibits

Exhibit
Number	Description of Exhibit
99.1	Press Release, dated August 9, 2005, issued by Biogen Idec Inc. and Elan Corporation, plc

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOGEN IDEC INC.

	By:	/s/ Raymond G. Arner

Date: August 11, 2005		Name: Raymond G. Arner
Title: Acting General Counsel

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
99.1	Press Release, dated August 9, 2005, issued by Biogen Idec Inc. and Elan Corporation, plc